UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 3, 2005

                              ENERTECK CORPORATION

             (Exact name of registrant as specified in its charter)

          Delaware                    333-108872                 47-0929885
          --------                    ----------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

              10701 Corporate Drive, Suite 150, Stafford, TX 77477
                    (Address of principal executive offices)

                         Registrant's telephone number, including area code:
                                 (281) 240-1817

               _____________________N/A___________________________

          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02.  Departure  of  Directors  or  Principal  Officers;   Appointment  of
            Directors and Principal Officers.

      (b) At a March 1, 2005 meeting of the Board of Directors of EnerTeck Corporation, the Board accepted Mr. Leon van Kraayenburg's resignations as a Director, Executive Vice President and Chief Financial Officer. In a letter dated February 10th, 2005 and delivered to Mr. Dwaine Reese, Chief Executive Officer and Chairman of EnerTeck Corporation ("ETCK") on February 14, 2005, Mr. van Kraayenburg, resigned his position as a Company director. Mr. van Kraayenburg's resignation as a director left unresolved his status as an officer and stipulated that he was owed $19,000 in arrears under his employment agreement with EnerTeck Chemical Corp., ETCK's subsidiary company. In his further letter of February 24, 2005, Mr. van Kraayenburg indicated that he was now resigning as Executive Vice President and Chief Financial Officer of both ETCK and EnerTeck Chemical Corp, and that he was now owed $26,081.51 including claims for salary and unused earned vacation days. ETCK, after discussions with EnerTeck Chemical Corp. management, acknowledges that some compensation is due Mr. van Kraayenburg under his employment agreement with EnerTeck Chemical Corp., however, the company disputes the amount indicated as claimed and due. Mr. van Kraayenburg has been asked to supply documentation in support of his claim so that matter can be appropriately resolved.

      (d) On January 10, 2005, ETCK's Board of Directors appointed Gary B. Aman and Jack D. Cowles to the Company's Board of Directors, effective March 1, 2005. There are no arrangements or understandings between Messrs. Aman and Cowles, or either one of them, and any other person pursuant to which either one or both of them was selected as a Director of the Company. Future committees of the Board of Directors, if any, on which Mr. Aman and/or Mr. Cowles will serve have not been determined. Both Messrs. Aman and Cowles have reportable transactions in the Company's securities under Item 404(a) of Regulation S-K and it is anticipated that the required reports will be filed in a timely manner.

      With the addition of Messrs. Aman and Cowles, two of the four members of the Company's Board are independent, non-employee directors.

      Until a replacement is appointed, Mr. Parrish B. Ketchmark, in addition to his other responsibilities, will also act as the Company's Principal Financial Officer.

      A copy of Mr. Van Kraayenburg's letters of resignation are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference.

      A copy of EnerTeck Corporation's acceptance of Mr. van Kraayenburg's resignation is attached hereto as Exhibit 99.3 and is incorporated by reference.

      A copy of Mr. Aman's biography and a copy of Mr. Cowles' biography are attached hereto as Exhibits 99.4 and 99.5, respectively and are incorporated by reference.

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ITEM 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

99.1  Leon van Kraayenburg's letter of resignation dated February 10, 2005.
99.2  Leon van Kraayenburg's letter of resignation dated February 24, 2005
99.3 EnerTeck Corporation's acceptance of Mr. van Kraayenburg's resignation dated March 1, 2005.
99.4  Gary B. Aman's biography.
99.5  Jack D. Cowles' biography

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENERTECK CORPORATION


                                          By: /s/ Parrish B. Ketchmark
                                          ----------------------------
                                          Parrish B. Ketchmark
                                          Director and President
Date:  March 3, 2005